UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 13, 2022
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2022, DiamondRock Hospitality Company (the “Company”) announced the appointment of Justin L. Leonard, age 44, as the Company’s Executive Vice President and Chief Operating Officer, effective July 18, 2022.
Mr. Leonard will assume leadership responsibility of asset management and serve on the Company’s executive committee, reporting directly to Mark W. Brugger, President & Chief Executive Officer. Prior to joining the Company, Mr. Leonard was at Walton Street Capital, LLC for 20 years, most recently as a Senior Principal where he was responsible for the oversight and asset management of the firm’s hotel investments since 2007. During his tenure, he directed the asset management of 60 brand and independent hotels totaling over 20,000 rooms. Mr. Leonard holds a B.B.A. in Real Estate from the University of Wisconsin-Madison.
It is expected that Mr. Leonard will enter into a severance agreement with the Company on terms consistent with those in the severance agreements between the Company and its other executive vice presidents.

ITEM 7.01 Regulation FD Disclosure.

On July 13, 2022, the Company announced that Mr. Leonard was appointed Executive Vice President and Chief Operating Officer. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Current Report, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:
Exhibit No. Description
99.1                    Press Release, dated July 13, 2022
101.SCH                Inline XBRL Taxonomy Extension Schema Document
101.CAL                Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF                Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB                Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE                Inline XBRL Taxonomy Extension Presentation Linkbase Document
104                    Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Dated: July 13, 2022	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer